UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2004

WESTIN HOTELS LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation or Organization)

0-15097
(Commission File Number)

91-1328985
(I.R.S. Employer Identification No.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of Principal Executive Offices, including Zip Code)

1-800-323-5888
(Registrant’s telephone number, including area code)

ITEM 5: OTHER EVENTS

     On June 7, 2004, Westin Hotels Limited Partnership issued a press release announcing the commencement of marketing for the sale of the Westin Michigan Avenue Hotel in Chicago, Illinois. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release dated June 7, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTIN HOTELS LIMITED PARTNERSHIP

By:	WESTIN REALTY CORP. General Partner

	By:	/s/ Alan M. Schnaid

Alan M. Schnaid Vice President

Dated: June 7, 2004

EXHIBIT INDEX

The following exhibit is filed herewith as noted below.

Exhibit No.	Exhibit

99.1	Press Release dated June 7, 2004.